UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 9, 2022 (August 5, 2022)

CRESCERA CAPITAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41081	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Rua Aníbal de Mendonça, 27, 2nd floor, Rio de Janeiro, RJ, Brazil	22410-050
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +55 (21) 3687-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CREC	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CRECW	Nasdaq Global Market
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CRECU	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Laura Guaraná Carvalho as CFO

On August 5, 2022, Laura Guaraná Carvalho submitted to the Company a notice of her resignation from her position as CFO, with such resignation to be effective immediately. The Company accepted Ms. Carvalho’s resignation on August 8, 2022. Ms. Carvalho’s resignation as CFO did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Rafael Pereira as CFO

On August 8, 2022, the Company appointed Rafael Pereira as a CFO of the Company, effective immediately, to serve in such capacity until a successor has been elected and qualified, or until his resignation or removal.

Rafael Pereira is the Company’s newly appointed CFO. Mr. Pereira joined Crescera in July 2022 to head the Company’s SPAC operations. Prior to joining Crescera, he was one of the four founding members of the Greenhill office in São Paulo (May 2014 to July 2020), helping establish Greenhill and later Seneca Evercore (July 2020 to April 2022) as one of the leading independent investment banks in Brazil. Mr. Pereira began his career as an analyst for Goldman Sachs (May 2006 to February 2014) after receiving his bachelor’s degree from Fundação Getulio Vargas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2022

CRESCERA CAPITAL ACQUISITION CORP.

By:	/s/ Felipe Samuel Argalji
Felipe Samuel Argalji
Chief Executive Officer